COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 8:                                             COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office, showroom, warehouse/distribution, retail space and computers and other equipment under various non-cancelable operating lease agreements, which expire through 2024. Rental expense for 2011, 2010 and 2009 was $128.2 million, $127.4 million and $136.9 million, respectively, excluding certain costs such as real estate taxes and common area maintenance.

At December 31, 2011, minimum aggregate rental commitments under non-cancelable operating and capital leases were as follows:

								Long-Term
Fiscal Year	2012	2013	2014	2015	2016	Thereafter	Total	Interest	Principal
In millions
Operating Leases	$101.7	$93.6	$89.0	$83.2	$72.6	$185.1	$625.2	$—	$—
Capital Leases	4.9	4.5	—	—	—	—	9.4	0.1	4.4

Certain rental commitments have renewal options extending through the fiscal year 2024. Some of these renewals are subject to adjustments in future periods. Many of the leases call for additional charges, some of which are based upon various escalations, and, in the case of retail leases, the gross sales of the individual stores above base levels. Future rental commitments for leases have not been reduced by minimum non-cancelable sublease rentals aggregating $28.1 million.

In connection with the disposition of the LIZ CLAIBORNE Canada retail stores, the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico and certain MEXX Canada retail stores (see Note 2 — Discontinued Operations), an aggregate of 153 store leases were assigned to third parties, for which the Company remains secondarily liable for the remaining obligations on 139 such leases. As of December 31, 2011, the future aggregate payments under these leases amounted to $226.4 million and extended to various dates through 2025.

Buying/Sourcing

During the first quarter of 2009, the Company entered into an agreement with Hong Kong-based, global consumer goods exporter Li & Fung, whereby Li & Fung was appointed as the Company’s buying/sourcing agent for all of the Company’s brands and products (other than jewelry) and the Company received a payment of $75.0 million at closing and an additional payment of $8.0 million in the second quarter of 2009 to offset specific, incremental, identifiable expenses associated with the transaction. The Company’s agreement with Li & Fung provides for a refund of a portion of the closing payment in certain limited circumstances, including a change of control of the Company, the divestiture of any current brand, or certain termination events. The Company is also obligated to use Li & Fung as its buying/sourcing agent for a minimum value of inventory purchases each year through the termination of the agreement in 2019. The 2009 licensing arrangements with JCPenney in the US and Puerto Rico and QVC resulted in the removal of buying/sourcing for a number of LIZ CLAIBORNE branded products sold under these licenses from the Li & Fung buying/sourcing arrangement. As a result, under its agreement with Li & Fung, the Company refunded $24.3 million of the closing payment received from Li & Fung in the second quarter of 2010. The Company is currently in discussions with Li & Fung regarding a potential refund in connection with the Company’s sale of the KENSIE, KENSIE GIRL and MAC & JAC trademarks and the early termination of the Company’s former DKNY® Jeans and DKNY® Active license. The Company does not believe any such amount will be material in the aggregate. In addition, the Company’s agreement with Li & Fung is not exclusive; however, the Company is required to source a specified percentage of product purchases from Li & Fung.

Other

No single customer accounted for a significant portion of net sales in 2011. The Company does not believe that any concentration of credit risk represents a material risk of loss with respect to its financial position as of December 31, 2011.

On November 21, 2006, the Company entered into an off-balance sheet financing arrangement with a financial institution (commonly referred to as a “synthetic lease”) to refinance the purchase of various land and real property improvements associated with warehouse and distribution facilities in Ohio and Rhode Island totaling $32.8 million. This synthetic lease arrangement expired on May 31, 2011. The lease included guarantees by the Company for a substantial portion of the financing and options to purchase the facilities at original cost; the maximum guarantee was approximately $27.0 million. The lessor’s risk included an initial capital investment in excess of 10.0% of the total value of the lease, which was at risk during the entire term of the lease. The equipment portion of the original synthetic lease was sold to another financial institution and leased back to the Company through a seven-year capital lease totaling $30.6 million.

The Company closed its Rhode Island distribution facility in May 2010. In June 2010, the Company paid $4.8 million and received $2.8 million of proceeds, each in connection with its former Rhode Island distribution center, which was financed under the synthetic lease. Pursuant to the terms of the synthetic lease, the Company purchased the Ohio distribution center for $28.2 million in the second quarter of 2011. The Company previously recognized its guarantee obligation of $5.2 million under the terms of the synthetic lease for the Ohio distribution center.

In the second quarter of 2011, the Company initiated actions to close its Ohio distribution center, which will result in the termination of all or a significant portion of its union employees (see Note 12 — Streamlining Initiatives). During the third quarter of 2011, the Company ceased contributing to a union-sponsored multi-employer defined benefit pension plan (the “Fund”), which is regulated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Under ERISA, cessation of employer contributions to a multi-employer defined benefit pension plan is likely to trigger an obligation by such employer for a “withdrawal liability” to such plan, with the amount of such withdrawal liability representing the portion of the plan’s underfunding allocable to the withdrawing employer. The Company incurred such a liability in the second quarter of 2011 and recorded a $17.6 million charge to SG&A in the accompanying Consolidated Statement of Operations related to its estimate of the withdrawal liability. Under applicable statutory rules, this withdrawal liability is payable over a period of time, and the Company previously estimated that it would pay such liability in equal quarterly installments over a period of eight to 12 years, with payments anticipated to commence in 2012. In February 2012, the Company was notified by the Fund that the Fund calculated the total withdrawal liability to be $19.1 million, a difference of approximately $1.5 million, and that 17 quarterly payments of $1.2 million are to be made commencing on March 1, 2012, and continuing for four years, with a final payment of $1.0 million on June 1, 2016. In light of the Fund’s notice, the Company recorded an additional charge to SG&A in 2011.

In June 2011, the Company entered into an agreement with Globalluxe Kate Spade HK Limited (“Globalluxe”) to, among other things, reacquire the existing KATE SPADE businesses in Southeast Asia from Globalluxe (see Note 19 — Related Party Transactions).

At December 31, 2011, the Company had entered into short-term commitments for the purchase of raw materials and for the production of finished goods totaling $109.4 million.

The Company is a party to several pending legal proceedings and claims. Although the outcome of any such actions cannot be determined with certainty, management is of the opinion that the final outcome of any of these actions should not have a material adverse effect on the Company’s financial position, results of operations, liquidity or cash flows (see Note 21 — Legal Proceedings).